Property, Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment
Property, Plant and Equipment

6.Property, Plant and Equipment

	December 31,	December 31,
	2014	2013
Cost
Construction in progress	$8,206	$424
Plant and buildings	34,419	35,259
Machinery and equipment	42,517	42,851
Motor vehicles	1,832	1,884
Equipment and furniture	2,612	2,620
Leasehold improvements	13,232	12,386
Total cost	$102,818	$95,424

Less: Accumulated depreciation
Construction in progress	$—	$—
Plant and buildings	7,908	6,455
Machinery and equipment	18,891	15,658
Motor vehicles	1,643	1,653
Equipment and furniture	1,765	1,546
Leasehold improvements	4,194	2,149
Total accumulated depreciation	$34,401	$27,461

Property, plant and equipment net	$68,417	$67,963

The buildings of the Changping facilities of Sinovac Beijing with a net book value of $14,876 (RMB 92.3 million) were pledged as collateral for a bank loan from China Construction Bank (note 9).

The buildings of Sinovac Beijing with a net book value of $2,933 (RMB 18.2 million) was pledged as collateral for a bank loan from Bank of Beijing (note 9).

The buildings of Sinovac Dalian with a net book value of $5,836 (RMB 36.2 million) were pledged as collateral for a bank loan from Bank of China (note 9).

Depreciation expense for the year ended December 31, 2014 was $7,771 (2013 - $5,998, 2012 - $3,961).

Loss on disposal of equipment for the year ended December 31, 2014 was $74 (2013 - $31, 2012 - $14).

In 2012, Sinovac Beijing decided to move the packaging line from its Shangdi site to the Changping site. The equipment not being relocated to Changping and the leasehold improvements for the packaging line production area at the Shangdi site were impaired as a consequence. The Company recorded an impairment charge of $nil for the year ended December 31, 2014 (2013 - $57 (RMB 0.3 million), 2012 - $656 (RMB 4.1 million)).

Tangshan Yian incurred a loss in 2012 and was expected to continue to incur losses in the future. In 2012, the Company performed a recoverability test of Tangshan Yian’s property, plant and equipment by comparing the forecasted undiscounted cash flow to be generated from continuous use of the property, plant and equipment to their carrying value. As the undiscounted cash flows over the remaining useful life of the assets were negative, the Company measured the impairment amount by estimating the fair value of the property, plant and equipment. The Company determined the fair value of Tangshan Yian’s prepaid land lease payments and plant and buildings using the market approach by obtaining quoted prices for similar assets in the principal resale market. The Company determined the fair value of Tangshan Yian’s machinery and equipment using the cost approach by estimating the amount that currently would be required to construct or purchase substitute machinery and equipment of comparable utility. The estimate considered the condition of the assets which include the physical deterioration and economic obsolescence.

It was determined the fair value of Tangshan Yian’s property, plant and equipment and prepaid land lease payments was $2,923 compared to the carrying value of $4,420 as at December 31, 2012. As the fair value of the prepaid land lease payments exceeded their carrying value, the impairment of $1,497 was allocated on a pro-rata basis to the plant and buildings, and machinery and equipment based on their relative carrying value. At the end of 2013 and 2014, the Company determined impairment indicators at Tangshan Yian continued to exist due to losses incurred, and performed impairment analysis using the same methodology used in 2012. The Company concluded no further impairment losses were required to be recorded.